EXHIBIT 10.2

AMENDMENT TO THE

EMPLOYMENT AGREEMENT BY AND BETWEEN

CHRISTINE BERNI SILVERSTEIN AND ABEONA THERAPEUTICS INC.

This AMENDMENT, dated as of the 12th day of September, 2019, is made by and between ABEONA THERAPEUTICS INC. (“Abeona”) and Christine Berni Silverstein (“Silverstein”).

WITNESSETH:

WHEREAS, Abeona and Silverstein entered into that certain Employment Agreement, dated as of January 8, 2019 (“Agreement”);

WHEREAS, Abeona and Silverstein desire to amend the Agreement.

NOW, THEREFORE, Abeona and Silverstein hereby agree to amend the Agreement as follows:

1. The third sentence of the first paragraph of Section 4 of the Agreement is hereby amended to read in its entirety as follows:

“If you remain continuously employed from the Effective Date through the date of a Change in Control (as defined below), notwithstanding the terms of any equity incentive plan or award agreements, as applicable, all outstanding unvested stock options/stock appreciation rights granted to your during your employment with the Company, including, without limitation, the Options, shall become fully vested and exercisable immediately prior to the date of the Change in Control.”

2. From and after the execution of this Amendment, all references in the Agreement to “this Agreement,” “hereof,” “herein,” and similar words or phrases shall mean and refer to the Agreement as amended, including this Amendment. This Amendment shall not be modified, supplemented, amended, or terminated in any manner whatsoever, except by a written instrument signed by the party against which such modification, supplement, amendment, or termination is sought to be enforced.

3. Except as expressly modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Abeona and Silverstein have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

/s/ Christine Berni Silverstein	ABEONA THERAPEUTICS INC.
Christine Berni Silverstein	By:	/s/ Steven H. Rouhandeh
	Name:	Steven H. Rouhandeh
	Title:	Executive Chairman